MERRILL LYNCH
                                                              CAPITAL FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              March 31, 2000

MERRILL LYNCH CAPITAL FUND, INC.

DEAR SHAREHOLDER

Economic Review

During the six months ended March 31, 2000, the performance of the US financial markets continued to be dictated by investors' changing perceptions about the pace of economic growth, future rate of inflation and associated course of action by the Federal Reserve Board. In late fall, evidence of a slowdown in the interest rate-sensitive housing sector, coupled with declines in durable goods orders and moderate labor cost growth, suggested inflation remained well-contained and the Federal Reserve Board was unlikely to further increase interest rates, driving the market to a solid advance. Stocks went on to provide a strong finish to a strong year with a powerful winter rally, driven by a select group of large-capitalization technology companies whose share prices continued to benefit from expectations for rapid revenue growth, a cessation of Year 2000-related concerns and the impact of momentum-driven investors.

During January, renewed concerns over the rapid pace of economic growth, the associated risk of accelerating inflation and higher interest rates combined with a number of earnings shortfalls in the bellwether technology sector to precipitate a significant drop in equity prices. The 5.8% increase in fourth quarter 1999 gross domestic product, led by continued strong consumer spending and a greater-than-expected 3.4% rise in the fourth quarter employment cost index, suggested further tightening action by the Federal Reserve Board would be forthcoming and drove interest rates higher. Rising interest rates typically depress equity prices as bonds become a more attractive investment alternative. Earnings disappointments from such technology standard bearers as Lucent Technologies Inc. and Dell Computer Corp. suggested that expectations for rapid earnings growth to support higher stock prices may have been misplaced. Combined with record high valuation levels, the market offered little room for such disappointments, and the benchmark unmanaged Standard & Poor's (S&P 500) Index had a negative total return.

However, by spring, expectations for upbeat first quarter 2000 corporate profits reports and the belief that Federal Reserve Board action to increase short-term interest rates may be nearing an end combined to produce a solid advance in equity prices. Largely driven by productivity improvements, the strong economic backdrop was expected to result in greater-than 15% corporate profits growth in the first quarter of 2000. In addition, having increased the Federal Funds rate for the fifth time since last fall, many investors believed that the Federal Reserve Board would soon conclude its monetary tightening initiatives. This favorable confluence of events propelled the S&P 500 Index higher. For the six months ended March 31, 2000, the S&P 500 Index had a total return of +17.51%. The US bond market also produced positive returns with the unmanaged Merrill Lynch Domestic Bond Master Index providing a +2.17% total return for the same six-month period. While short-term interest rates rose, intermediate-term and long-term interest rates declined as oil prices fell and investors believed Federal Reserve Board action would slow the economy and contain any incipient inflationary pressures. For the six-month period ended March 31, 2000, cash equivalents had a +2.66% total return, as measured by the Merrill Lynch 91-day Treasury Bill Index. Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +5.65%, +5.10%, +5.11% and +5.63%, respectively, for the same period. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

The character of the market began to change by the end of the six-month period. The value style of investing continued to significantly underperform the growth style of investing as the unmanaged Russell 1000 Value Index had a +5.94% total return and the unmanaged Russell 1000 Growth Index had a +34.06% total return for the six-month period ended March 31, 2000. However, the stock market advance

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

toward the end of March was largely driven by the stocks of "old economy" companies in the basic industry, consumer and industrial sectors, while the hard charging technology stocks were generally down, as evidenced by the -2.67% total return of the technology-laden NASDAQ Index in the month of March. This reversal of fortunes suggests the period of dramatic outperformance of technology and telecommunications stocks may be ending. Coordinated global economic growth, declining oil prices, ongoing restructuring and productivity improvements, easy year-over-year earnings comparisons and low valuations have created a highly attractive environment for these traditional companies, while the unprecedented valuation of many technology stocks has left no margin for error. As a result, investors have begun to exploit the attractive investment potential in these value sectors of the market, while taking profits in the "new economy" arena. We expect these trends to continue, which should bode well for the types of companies in which we invest. As a result, we modestly increased the Fund's allocation to equities.

Portfolio Matters

At March 31, 2000, 64.0% of the Fund's net assets was invested in equities, 34.0% in fixed-income securities and 2.0% in cash equivalents. This compares to the 58.2% position in equities, 33.8% in fixed-income securities and 8.0% in cash equivalents as of September 30, 1999.

Within the equity component of the Fund, we continued to adjust our holdings to seek to enhance quality and better control risk. We added 13 new investments, increased our positions in nine holdings, reduced positions in 19 holdings and eliminated 15 stocks from the portfolio. Notable among the new positions is Lucent Technologies, Inc., one of the world's leading manufacturers of telecommunications equipment. Lucent's share price fell sharply subsequent to an announced shortfall in fourth quarter earnings. We believe this afforded an excellent opportunity to invest in a premier company in an attractive business at a reasonable price. We also established a position in Burlington Resources Inc., a major independent natural gas company whose share price is expected to benefit from an improved outlook for commodity prices, rising production volumes and a renewed focus on capital allocation and returns. With the US natural gas market in a secular uptrend, driven by strong demand and limited new supply, Burlington Resources' strong position in this market bodes well for earnings and cashflow growth and shareholder value creation opportunities.

We sold our position in Varian Semiconductor Equipment Associates, Inc., a semi-conductor equipment manufacturer, which we received as part of last year's break-up of Varian Corporation. The stock performed well as business conditions improved and its valuation expanded dramatically. We took advantage of this opportunity to eliminate our holding. We also sold our position in Allstate Corporation, the personal lines insurer. Competition in this market continues to intensify with new entrants precipitating fierce price competition. While the stock is statistically inexpensive, these unrelenting competitive pressures are likely to constrain the company's ability to create shareholder value. We decided to redeploy these funds into more attractive investment opportunities.

Within the fixed-income portion of the portfolio, our decision to lengthen the average duration of our bonds from 5.1 years to 5.5 years early in the period proved beneficial as domestic interest rates reversed course and began to decline. The average quality ratings of our bonds fell from A1/A+ at September 30, 1999 to A2/A at March 31, 2000, as we increased our exposure to investment-grade corporate bonds from 50.5% to 53.3% of fixed-income assets and reduced our exposure to lower-yielding US Treasury securities from 38.9% to 36.2% of fixed-income assets and less liquid high-yield corporate bonds from 8.0% to 7.8% of fixed-income assets. Foreign government bond exposure was unchanged at 2.0% of fixed-income assets. As a result, the average yield to maturity of the bonds increased by 30 basis points to 7.75%.

Merrill Lynch Capital Fund, Inc. seeks to invest in above-average companies whose stocks sell at below-average valuation levels. On average, the stocks in the Fund have generated comparable returns on shareholder equity and have stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P 500 Index. However, these same stocks sell at an average price/earning ratio of 18.8 times estimated year 2000 earnings per share as compared to 27.9 times for the S&P 500 Index, 4.8 times current book value per

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

share as compared to 7.4 times for the S&P 500 Index, and provide an above-average 1.5% dividend yield as compared to 1.1% for the S&P 500 Index. We believe this formula will provide superior risk adjusted equity returns over time.

Fiscal Year in Review

The 12 months ended March 31, 2000 proved to be a challenging period for the Fund. For the year ended March 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +4.58%, +3.48%, +3.50% and +4.29%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) While each individual asset class within the Fund outperformed its relevant benchmark, the value style of investing that we espouse significantly underperformed the growth style of investing as positive equity performance remained heavily concentrated in the large-capitalization technology sector of the market. Outside this sector, the broader equity market struggled. The unmanaged Russell 1000 Value Index rose a mere 4.1% during this 12-month period, while the unmanaged Russell 1000 Growth Index recorded a 33.1% return and the technology-laden NASDAQ Composite Index appreciated over 86%. The dauntingly high valuation levels these leading technology companies commanded in the marketplace largely precluded us from owning them and consequently impaired the Fund's relative performance results. This bifurcation in returns was the most significant factor affecting the Fund's results for the year.

Within the equity component of the Fund's portfolio, our positions in energy, communications and healthcare sectors performed well, while consumer and diversified industrial exposures performed poorly. Within the fixed-income portion of the portfolio, our decision to maintain a relatively short duration through most of the year proved beneficial as interest rates rose sharply. We gradually increased the liquidity of our holdings by reducing our exposure to foreign government debt and high-yield corporate bonds, while increasing our position in investment-grade corporate bonds. The Fund's average yield-to-maturity increased from 6.86% to 7.75%, while our average quality ratings fell nominally from A2/A+ to A2/A.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

May 8, 2000

================================================================================
To reduce shareholders' expenses, Merrill Lynch Capital Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.
================================================================================

================================================================================
Effective July 1, 2000, Merrill Lynch Capital Fund, Inc. will change its name to Merrill Lynch Balanced Capital Fund, Inc. The Fund's management believes that the new name better reflects the Fund's main investment strategies. The change in the Fund's name does not connote a change in its investment objective, which remains the same: to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. Also effective July 1, 2000, the Fund will maintain a minimum of 25% in fixed-income securities at all times.
================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                        % Return Without   % Return With
                                          Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/00                           + 4.58%           - 0.92%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                     +13.74            +12.52
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                      +12.42            +11.81
--------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                            % Return          % Return
                                           Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/00                           + 3.48%           - 0.22%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                     +12.59            +12.59
--------------------------------------------------------------------------------
Ten Years Ended 3/31/00                      +11.28            +11.28
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return          % Return
                                           Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/00                           + 3.50%           + 2.57%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                     +12.58            +12.58
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/00                              +12.71            +12.71
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                        % Return Without   % Return With
                                          Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/00                           + 4.29%           - 1.18%
--------------------------------------------------------------------------------
Five Years Ended 3/31/00                     +13.46            +12.24
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/00                              +13.59            +12.47
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the S&P 500 Index and the ML Domestic Fixed-Income Master Index. Beginning and ending values are:

                                                       3/90                3/00
ML Capital Fund, Inc.+--
Class A Shares*                                       $ 9,475            $30,546
Class B Shares*                                       $10,000            $29,112
S&P 500 Index++                                       $10,000            $56,189
ML Domestic Fixed-Income
Master Index+++                                       $10,000            $21,772

Edgar--Merrill Lynch Capital Fund, Inc.

Total Return Based on a $10,000 Investment--Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index and the ML Domestic Fixed-Income Master Index. Beginning and ending values are:

                                                     10/21/94**            3/00
ML Capital Fund, Inc.+--
Class C Shares*                                       $10,000            $19,181
Class D Shares*                                       $ 9,475            $18,958
S&P 500 Index++                                       $10,000            $35,707
ML Domestic Fixed-Income
Master Index+++                                       $10,000            $14,976

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
++    This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including US Treasury bonds, corporate bonds and mortgages.

      Past performance is not predictive of future performance.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $22,609.43 on March 31, 2000.

Recent Performance Results
                                                                                                    Ten Years/
                                                      6 Month              12 Month               Since Inception
As of March 31, 2000                                Total Return         Total Return              Total Return
==================================================================================================================
ML Capital Fund, Inc. Class A Shares*                 + 5.65%                + 4.58%                 +222.39%
------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class B Shares*                 + 5.10                 + 3.48                  +191.15
------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class C Shares*                 + 5.11                 + 3.50                  + 91.81
------------------------------------------------------------------------------------------------------------------
ML Capital Fund, Inc. Class D Shares*                 + 5.53                 + 4.29                  +100.09
------------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average**                        + 6.45                 +13.36              +419.12/+214.24
------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                         +17.51                 +17.94              +461.89/+257.06
==================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are ten years and from 10/21/94, respectively.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

SCHEDULE OF INVESTMENTS

                            Shares                                                                    Percent of
Industries                   Held              Common Stocks                          Value           Net Assets
================================================================================================================
Banking                     750,000    The Chase Manhattan Corporation              $  65,390,625        0.9%
                          1,000,000    Wells Fargo Company                             40,937,500        0.6
                                                                                    -------------        ---
                                                                                      106,328,125        1.5
================================================================================================================
Banking & Financial       3,000,000    Citigroup Inc.                                 177,937,500        2.4
                          2,750,000    Mellon Financial Corporation                    81,125,000        1.1
                                                                                    -------------        ---
                                                                                      259,062,500        3.5
================================================================================================================
Building Materials        4,000,000    Masco Corporation                               82,000,000        1.1
================================================================================================================
Chemicals                 1,700,000    E.I. du Pont de Nemours and Company             89,887,500        1.2
                          2,250,000   +Monsanto Company                               115,875,000        1.6
                                                                                    -------------        ---
                                                                                      205,762,500        2.8
================================================================================================================
Computers                 3,000,000    Compaq Computer Corporation                     79,875,000        1.1
                          1,000,000    International Business Machines Corporation    118,000,000        1.6
                                                                                    -------------        ---
                                                                                      197,875,000        2.7
================================================================================================================
Conglomerates             2,000,000    Honeywell International Inc.                   105,375,000        1.4
================================================================================================================
Consumer Products         2,500,000    Fortune Brands, Inc.                            62,500,000        0.9
                          2,500,000    Kimberly-Clark Corporation                     140,000,000        1.9
                                                                                    -------------        ---
                                                                                      202,500,000        2.8
================================================================================================================
Diversified                3,000,000   ITT Industries, Inc.                            93,187,500        1.3
Companies                  1,000,000  +SPX Corporation                                113,937,500        1.5
                           2,500,000   United Technologies Corporation                157,968,750        2.2
                                                                                    -------------        ---
                                                                                      365,093,750        5.0
================================================================================================================
Electrical Equipment       2,000,000   Rockwell International Corporation              83,625,000        1.1
================================================================================================================
Financial Services         1,600,000   Federal National Mortgage Association           90,300,000        1.2
                           2,500,000   Kansas City Southern Industries, Inc.          214,843,750        3.0
                                                                                    -------------        ---
                                                                                      305,143,750        4.2
================================================================================================================
Food & Beverage              400,000   McCormick & Company Incorporated                12,900,000        0.2
                              65,000   Nestle SA (Registered Shares)                  116,497,263        1.6
                                                                                    -------------        ---
                                                                                      129,397,263        1.8
================================================================================================================
Footwear                   1,500,000   Nike, Inc. (Class B)                            59,437,500        0.8
================================================================================================================
Information Systems        3,000,000   Reynolds & Reynolds Company (Class A)           81,000,000        1.1
================================================================================================================
Insurance                  1,000,000   American International Group, Inc.             109,500,000        1.5
                           2,000,000   XL Capital Ltd. (Class A)                      110,750,000        1.5
                                                                                    -------------        ---
                                                                                      220,250,000        3.0
================================================================================================================
Leisure/Hotels               306,200   Carnival Corporation                             7,597,587        0.1
                           3,600,000  +Harrah's Entertainment, Inc.                    66,825,000        0.9
                                                                                    -------------        ---
                                                                                       74,422,587        1.0
================================================================================================================
Machinery &                   295,000  Deere & Company                                 11,210,000        0.2
Machine Tools
================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

                            Shares                                                                             Percent of
Industries                   Held                   Common Stocks                                 Value        Net Assets
==========================================================================================================================
Natural Gas                4,000,000    The Coastal Corporation                               $  184,000,000        2.5%
                           1,000,000    El Paso Energy Corporation                                40,375,000        0.6
                           4,500,000    The Williams Companies, Inc.                             197,718,750        2.7
                                                                                              --------------       ----
                                                                                                 422,093,750        5.8
==========================================================================================================================
Natural Resources          1,200,000    Burlington Resources Inc.                                 44,400,000        0.6
==========================================================================================================================
Office Equipment           1,100,000    Pitney Bowes Inc.                                         49,156,250        0.7
==========================================================================================================================
Oil--Integrated            2,000,000    Unocal Corporation                                        59,500,000        0.8
==========================================================================================================================
Oil--Service               2,000,000    Halliburton Company                                       82,000,000        1.1
==========================================================================================================================
Petroleum                  1,300,000    Anadarko Petroleum Corporation                            50,293,750        0.7
==========================================================================================================================
Pharmaceuticals            2,100,000    American Home Products Corporation                       112,612,500        1.5
==========================================================================================================================
Photography                1,500,000    Eastman Kodak Company                                     81,468,750        1.1
==========================================================================================================================
Publishing                 2,000,000    The New York Times Company (Class A)                      85,875,000        1.2
==========================================================================================================================
Railroads                  2,400,000    Union Pacific Corporation                                 93,900,000        1.3
==========================================================================================================================
Restaurants                2,700,000    McDonald's Corporation                                   101,418,750        1.4
==========================================================================================================================
Telecommunications         1,500,000    AT&T Corp.                                                84,375,000        1.1
                           2,000,000    Alcatel (ADR)*                                            87,625,000        1.2
                           2,500,000    Bell Atlantic Corporation                                152,812,500        2.1
                           1,400,000    Lucent Technologies Inc.                                  85,050,000        1.2
                           1,850,000  + MCI WorldCom Inc.                                         83,943,750        1.1
                           2,000,000    Telefonaktiebolaget LM Ericsson (ADR)*                   187,500,000        2.6
                                                                                              --------------       ----
                                                                                                 681,306,250        9.3
==========================================================================================================================
Wireless                   1,000,000    Motorola, Inc.                                           142,375,000        2.0
Communication--            1,250,000  + Nextel Communications, Inc. (Class A)                    185,234,375        2.5
Domestic Paging                                                                                -------------       ----
& Cellular                                                                                       327,609,375        4.5
==========================================================================================================================
                                        Total Common Stocks (Cost--$3,216,402,028)             4,680,117,350       64.0
==========================================================================================================================
                             Face
                            Amount                     Corporate Bonds
==========================================================================================================================
Aerospace                               Boeing Capital Corporation:
                      US$ 12,500,000      6.44% due 12/20/2004                                    12,158,750        0.2
                          10,000,000      6.18% due 3/15/2005                                      9,404,040        0.1
                          30,000,000    Lockheed Martin Corporation, 7.95% due 12/01/2005         29,813,100        0.4
                                                                                              --------------       ----
                                                                                                  51,375,890        0.7
==========================================================================================================================
Air Transport             10,000,000    Continental Airlines, 8% due 12/15/2005                    9,227,900        0.1
                                        Northwest Airlines, Inc.:
                          20,000,000      7.625% due 3/15/2005                                    17,589,800        0.2
                           5,000,000      7.875% due 3/15/2008                                     4,335,600        0.1
                                                                                              --------------       ----
                                                                                                  31,153,300        0.4
==========================================================================================================================
Automobile                20,000,000    Hyundai Motor Co., Ltd., 7.60% due 7/15/2007 (a)          18,145,000        0.2
Manufacturer
==========================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

                         Face                                                                                            Percent of
Industries              Amount                        Corporate Bonds                                         Value      Net Assets
===================================================================================================================================
Automobile        US$ 16,000,000    Cummins Engine, 6.75% due 2/15/2007                                   $ 14,584,640        0.2%
Parts/Equipment       20,000,000    The Goodyear Tire & Rubber Company, 6.625% due 12/01/2006               18,428,800        0.3
                                                                                                          ------------        ---
                                                                                                            33,013,440        0.5
===================================================================================================================================
Automobile                          Hertz Corp.:
Rental/Service        13,000,000      6% due 1/15/2003                                                      12,456,340        0.2
                      10,000,000      7.625% due 8/15/2007                                                  10,018,000        0.1
                      25,000,000      6.25% due 3/15/2009                                                   22,643,750        0.3
                      20,000,000    Ryder Systems, Inc., 6.50% due 5/15/2005                                18,731,840        0.3
                                                                                                          ------------        ---
                                                                                                            63,849,930        0.9
===================================================================================================================================
Banking               16,000,000    Banco Nacional de Commercio Exterior SNC, 7.25% due 2/02/2004           15,240,000        0.2
                      30,000,000    BankAmerica Corporation, 6.75% due 9/15/2005                            29,038,500        0.4
                                    The Chase Manhattan Corporation:
                      14,000,000      6.50% due 8/01/2005                                                   13,444,200        0.2
                      15,000,000      6.25% due 1/15/2006                                                   14,165,400        0.2
                      21,000,000    First National Bank of Boston, 7.375% due 9/15/2006                     20,681,850        0.3
                      20,000,000    First Security Corp., 7% due 7/15/2005                                  19,137,980        0.3
                      30,000,000    First Union Corp., 6.55% due 10/15/2035                                 28,731,000        0.4
                      21,500,000    Firstbank Puerto Rico, 7.625% due 12/20/2005                            19,726,272        0.3
                      13,300,000    Household Bank, 6.50% due 7/15/2003                                     12,929,196        0.2
                      13,000,000    Norwest Financial, Inc., 6.625% due 7/15/2004                           12,683,840        0.2
                      20,000,000    People's Bank--Bridgeport, 7.20% due 12/01/2006                         18,385,800        0.2
                      27,500,000    Provident Bank, 6.375% due 1/15/2004                                    25,858,222        0.3
                                    Union Planters Corp.:
                      20,000,000      6.25% due 11/01/2003                                                  18,953,800        0.2
                      12,500,000      6.75% due 11/01/2005                                                  11,878,625        0.2
                                                                                                          ------------        ---
                                                                                                           260,854,685        3.6
===================================================================================================================================
Beverages             10,000,000    Panamerican Beverages Inc., 7.25% due 7/01/2009                          9,075,000        0.1
===================================================================================================================================
Chemicals                           Airgas Inc.:
                       8,000,000      7.15% due 9/17/2001                                                    7,982,640        0.1
                      13,000,000      7.14% due 3/08/2004                                                   11,735,282        0.2
                      40,000,000    Equistar Chemicals LP, 6.50% due 2/15/2006                              35,238,640        0.5
                      10,000,000    Monsanto Company, 5.75% due 12/01/2005 (a)                               9,234,330        0.1
                      40,000,000    Union Carbide Corp., 6.79% due 6/01/2025                                38,651,600        0.5
                                                                                                          ------------        ---
                                                                                                           102,842,492        1.4
===================================================================================================================================
Electronics           22,500,000    Harris Corporation, 6.375% due 8/15/2002                                22,103,775        0.3
===================================================================================================================================
Entertainment         10,000,000    News America Holdings, 7.43% due 10/01/2026                              9,862,960        0.2
                      10,000,000    News America Inc., 6.75% due 1/09/2038                                   9,209,700        0.1
                                                                                                          ------------        ---
                                                                                                            19,072,660        0.3
===================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

                        Face                                                                                             Percent of
Industries             Amount                       Corporate Bonds                                          Value       Net Assets
===================================================================================================================================
Finance          US$ 35,000,000    Ford Motor Credit Co, 7.75% due 2/15/2007                             $ 34,829,900        0.5%
                                   General Motors Acceptance Corp.:
                     10,000,000      5.75% due 11/10/2003                                                   9,456,200        0.1
                     10,000,000      6.85% due 6/17/2004                                                    9,766,600        0.1
                     30,000,000      7.75% due 1/19/2010                                                   30,276,900        0.4
                                   Household Finance Corp.:
                     15,000,000      6% due 5/01/2004                                                      14,192,865        0.2
                     20,000,000      7.875% due 3/01/2007                                                  20,147,600        0.3
                     30,000,000    PNC Funding Corp., 6.125% due 9/01/2003                                 28,719,600        0.4
                                                                                                         -------------       ---
                                                                                                          147,389,665        2.0
===================================================================================================================================
Financial                          GATX Capital Corporation:
Leasing              25,000,000      6.69% due 11/30/2005                                                  23,465,000        0.3
                     25,000,000      7.75% due 12/01/2006                                                  24,254,250        0.3
                      3,000,000    XTRA Inc., 6.50% due 1/15/2004                                           2,898,330        0.1
                                                                                                         -------------       ---
                                                                                                           50,617,580        0.7
===================================================================================================================================
Financial                          Finova Capital Corp.:
Services             10,000,000      6.42% due 11/19/2003                                                   9,450,000        0.1
                     25,000,000      7.429% due 10/14/2004                                                 24,187,500        0.3
                     20,000,000    Morgan Stanley, Dean Witter, Discover & Co., 5.625% due 1/20/2004       18,861,800        0.3
                     20,000,000    Salomon Smith Barney Holdings, Inc., 7% due 3/15/2004                   19,717,260        0.3
                                                                                                         -------------       ---
                                                                                                           72,216,560        1.0
===================================================================================================================================
Foods                              Nabisco, Inc.:
                     21,500,000      6.125% due 2/01/2033                                                  20,489,070        0.3
                     20,000,000      6.375% due 2/01/2035                                                  18,664,400        0.2
                                                                                                         -------------       ---
                                                                                                           39,153,470        0.5
===================================================================================================================================
Healthcare                         Medpartners, Inc.:
                      5,000,000      6.875% due 9/01/2000                                                   4,800,000        0.1
                     30,000,000      7.375% due 10/01/2006                                                 25,350,000        0.3
                                                                                                         -------------       ---
                                                                                                           30,150,000        0.4
===================================================================================================================================
Home--Builders       28,000,000    Champion Enterprises, Inc., 7.625% due 5/15/2009                        25,463,396        0.3
===================================================================================================================================
Home                 10,000,000    Armstrong World, 6.50% due 8/15/2005                                     8,827,200        0.1
Furnishings
===================================================================================================================================
Home                               Interface, Inc.:
Furnishings/          4,000,000      9.50% due 11/15/2005                                                   3,600,000        0.0
Houseware            10,000,000      7.30% due 4/01/2008                                                    7,600,000        0.1
                                                                                                         -------------       ---
                                                                                                           11,200,000        0.1
===================================================================================================================================
Leisure                            Royal Caribbean Cruises Ltd.:
                     10,000,000      7.125% due 9/18/2002                                                   9,584,200        0.1
                     17,500,000      7.25% due 8/15/2006                                                   15,921,675        0.2
                                                                                                         -------------       ---
                                                                                                           25,505,875        0.3
===================================================================================================================================
Manufacturing        20,000,000    FMC Corp., 6.75% due 5/05/2005                                          18,458,060        0.3
===================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

                            Face                                                                                          Percent of
Industries                 Amount                        Corporate Bonds                                     Value        Net Assets
====================================================================================================================================
Natural Gas--       US$ 27,500,000   The Coastal Corporation, 6.70% due 2/15/2027                        $   25,979,223         0.4%
Pipelines               30,000,000   Enron Corp., 6.40% due 7/15/2006                                        27,987,900         0.4
                        25,000,000   Williams Holdings of Delaware, Inc., 6.25% due 2/01/2006                23,237,000         0.3
                                                                                                         --------------        ----
                                                                                                             77,204,123         1.1
====================================================================================================================================
Oil & Gas               10,000,000   Compania Naviera Perez Companc S.A.C.F.I.M.F.A.,
                                     9% due 1/30/2004 (a)                                                     9,500,000         0.1
                        10,000,000   Diamond Shamrock, 7.65% due 7/01/2026                                    9,673,700         0.1
                        11,500,000   Giant Industries, Inc., 9% due 9/01/2007 (a)                            10,350,000         0.2
                        25,000,000   Occidental Petroleum Corp., 6.50% due 4/01/2005                         23,432,750         0.3
                        12,500,000   Occidental Petroleum Corp. (MOPPRS), 6.40% due 4/01/2013 (c)            11,906,350         0.2
                        25,000,000   Perez Companc SA, 8.125% due 7/15/2007 (a)                              21,750,000         0.3
                        21,000,000   R & B Falcon Corporation, 6.75% due 4/15/2005                           18,270,000         0.3
                        20,000,000   Tosco Corporation, 7.625% due 5/15/2006                                 19,805,200         0.3
                        10,000,000   Union Oil of California, 6.11% due 2/17/2004                             9,503,500         0.1
                        15,000,000   United Refining Co., 10.75% due 6/15/2007                                9,000,000         0.1
                                                                                                         --------------        ----
                                                                                                            143,191,500         2.0
====================================================================================================================================
Paper & Forest                       Boise Cascade Corporation:
Products                10,000,000     7.35% due 10/11/2004                                                   9,615,800         0.1
                        20,000,000     7.66% due 5/27/2005                                                   19,396,000         0.3
                        29,000,000   Champion International Corp., 6.65% due 12/15/2037                      27,110,940         0.4
                                                                                                         --------------        ----
                                                                                                             56,122,740         0.8
====================================================================================================================================
Pollution Control       20,000,000   Browning-Ferris Industries, Inc., 6.375% due 1/15/2008                  15,500,000         0.2
====================================================================================================================================
Publishing              20,000,000   Time Warner Inc., 7.25% due 10/15/2017                                  18,931,800         0.3
====================================================================================================================================
Railroads               17,000,000   Transportacion Maritima Mexicana, SA de CV, 10% due 11/15/2006          14,620,000         0.2
====================================================================================================================================
Real Estate             10,000,000   Franchise Finance Corp. of America, 6.95% due 8/29/2007                  8,916,400         0.1
Investment Trusts
====================================================================================================================================
Retail--Stores                        Tandy Corporation:
                        20,000,000       6.125% due 1/15/2003                                                19,511,200         0.3
                        15,000,000       7.22% due 9/29/2004                                                 15,093,150         0.2
                                                                                                         --------------        ----
                                                                                                             34,604,350         0.5
====================================================================================================================================
Telecommunications      20,000,000   Nextel Communications, Inc., 9.375% due 11/15/2009                      18,400,000         0.3
                        10,000,000   Pacific Telecom, Inc., 6.625% due 10/20/2005                             9,375,940         0.1
                        25,000,000   Sprint Capital Corporation, 6.90% due 5/01/2019                         22,947,750         0.3
                                                                                                         --------------        ----
                                                                                                             50,723,690         0.7
====================================================================================================================================
Utilities--             30,000,000   Empresa Nacional de Electricidad SA (Endesa), 7.325% due 2/01/2037      27,144,690         0.4
Electric, Gas           15,000,000   Enersis SA, 6.60% due 12/01/2026                                        14,169,300         0.2
& Water                 20,000,000   Tata Electric Co., 8.50% due 8/19/2017 (a)                              17,068,800         0.2
                                                                                                         --------------        ----
                                                                                                             58,382,790         0.8
====================================================================================================================================
                                     Total Corporate Bonds (Cost--$1,599,643,266)                         1,518,665,371        20.8
====================================================================================================================================

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

SCHEDULE OF INVESTMENTS (concluded)

                      Face                                                                                          Percent of
                     Amount    Collateralized Mortgage Obligations**                                        Value   Net Assets
==============================================================================================================================
                                  Federal Home Loan Mortgage Corporation:
              US$     911,261       6.50% due 5/15/2008                                               $      879,075      0.0%
                    5,000,000       7% due 8/15/2008                                                       4,875,000      0.1
                   13,000,000       Gold Program, 6% due 2/15/2011                                        11,733,540      0.1
==============================================================================================================================
                                  Total Collateralized Mortgage Obligations (Cost--$17,654,261)           17,487,615      0.2
==============================================================================================================================
                                            Foreign Government Obligations
==============================================================================================================================
                   10,000,000     Province of Mendoza, 10% due 9/04/2007 (a)                               7,350,000      0.1
                                  Republic of Argentina:
                   40,000,000       8.75% due 7/10/2002 (a)                                               37,040,000      0.5
                    8,000,000       7.375% due 3/31/2005 (b)(c)**                                          7,490,000      0.1
==============================================================================================================================
                                  Total Foreign Government Obligations (Cost--$53,600,450)                51,880,000      0.7
==============================================================================================================================
                                               US Government Obligations
==============================================================================================================================
                                  US Treasury Bonds:
                  225,000,000       6.25% due 8/15/2023                                                  228,199,500      3.1
                   50,000,000       6% due 2/15/2026                                                      49,406,000      0.7
                   35,000,000       5.50% due 8/15/2028                                                   32,451,650      0.4
                                  US Treasury Notes:
                  300,000,000       5.875% due 11/15/2005                                                293,298,000      4.0
                  270,000,000       5.625% due 2/15/2006                                                 260,803,800      3.6
                   35,000,000       3.625% due 1/15/2008                                                  35,574,243      0.5
==============================================================================================================================
                                  Total US Government Obligations (Cost--$887,018,905)                   899,733,193     12.3
==============================================================================================================================
                                                Short-Term Investments
==============================================================================================================================
Commercial         50,000,000     Morgan Stanley, Dean Witter & Co., 5.90% due 4/19/2000                  49,852,500      0.7
Paper***
==============================================================================================================================
                                  Total Short-Term Investments (Cost--$49,852,500)                        49,852,500      0.7
==============================================================================================================================
Total Investments (Cost--$5,824,171,410)                                                               7,217,736,029     98.7
Time Deposit****                                                                                          69,667,000      1.0
Other Assets Less Liabilities                                                                             24,069,310      0.3
                                                                                                      --------------    -----
Net Assets                                                                                            $7,311,472,339    100.0%
                                                                                                      ==============    =====
==============================================================================================================================

*     American Depositary Receipts (ADR).
**    Subject to principal paydowns.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Fund.
****  Time Deposit bears interest at 6.25% and matures on 4/03/2000.
+     Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(c)   Floating rate note.

      See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 2000

Assets:           Investments, at value (identified cost--$5,824,171,410) ............                         $7,217,736,029
                  Cash ...............................................................                              1,071,421
                  Time deposits ......................................................                             69,667,000
                  Receivables:
                      Securities sold ................................................     $   62,626,906
                      Interest .......................................................         40,882,621
                      Dividends ......................................................          7,421,433
                      Capital shares sold ............................................          5,621,718         116,552,678
                                                                                           --------------
                  Prepaid registration fees and other assets .........................                                159,030
                                                                                                               --------------
                  Total assets .......................................................                          7,405,186,158
                                                                                                               --------------
=============================================================================================================================
Liabilities:      Payables:
                      Capital shares redeemed ........................................         86,034,858
                      Distributor ....................................................          3,035,490
                      Investment adviser .............................................          2,285,047          91,355,395
                                                                                           --------------
                  Accrued expenses and other liabilities .............................                              2,358,424
                                                                                                               --------------
                  Total liabilities ..................................................                             93,713,819
                                                                                                               --------------
=============================================================================================================================
Net Assets:       Net assets .........................................................                         $7,311,472,339
                                                                                                               ==============
=============================================================================================================================
Net Assets        Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:       shares authorized ..................................................                         $    8,333,701
                  Class B Shares of Common Stock, $.10 par value, 500,000,000
                  shares authorized ..................................................                              8,982,234
                  Class C Shares of Common Stock, $.10 par value, 200,000,000
                  shares authorized ..................................................                                982,676
                  Class D Shares of Common Stock, $.10 par value, 200,000,000
                  shares authorized ..................................................                              4,383,736
                  Paid-in capital in excess of par ...................................                          5,572,666,510
                  Undistributed investment income--net ...............................                             47,756,381
                  Undistributed realized capital gains on investments and foreign ....
                  currency transactions--net .........................................                            274,906,547
                  Unrealized appreciation on investments and foreign .................
                  currency transactions--net .........................................                          1,393,460,554
                                                                                                               --------------
                  Net assets .........................................................                         $7,311,472,339
                                                                                                               ==============
=============================================================================================================================
Net Asset Value:  Class A--Based on net assets of $2,721,502,638 and 83,337,007
                           shares outstanding ........................................                         $        32.66
                                                                                                               ==============
                  Class B--Based on net assets of $2,853,698,663 and 89,822,342
                           shares outstanding ........................................                         $        31.77
                                                                                                               ==============
                  Class C--Based on net assets of $308,150,542 and 9,826,762
                           shares outstanding ........................................                         $        31.36
                                                                                                               ==============
                  Class D--Based on net assets of $1,428,120,496 and 43,837,364
                           shares outstanding ........................................                         $        32.58
                                                                                                               ==============
=============================================================================================================================

                  See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

Statement of Operations for the Year Ended March 31, 2000

Investment          Interest and discount earned ..............................                      $ 234,223,357
Income:             Dividends (net of $967,692 foreign withholding tax) .......                         73,140,167
                    Other .....................................................                              8,167
                                                                                                     -------------
                    Total income ..............................................                        307,371,691
                                                                                                     -------------
==================================================================================================================
Expenses:           Account maintenance and distribution fees--Class B ........   $ 40,069,311
                    Investment advisory fees ..................................     37,480,574
                    Transfer agent fees--Class B ..............................      6,615,591
                    Transfer agent fees--Class A ..............................      4,847,200
                    Account maintenance and distribution fees--Class C ........      4,201,316
                    Account maintenance fees--Class D .........................      3,928,515
                    Transfer agent fees--Class D ..............................      2,305,738
                    Transfer agent fees--Class C ..............................        731,091
                    Printing and shareholder reports ..........................        465,109
                    Custodian fees ............................................        439,894
                    Professional fees .........................................        222,962
                    Registration fees .........................................        133,122
                    Pricing fees ..............................................         55,392
                    Directors' fees and expenses ..............................         43,765
                    Other .....................................................        150,323
                                                                                   -----------
                    Total expenses ............................................                        101,689,903
                                                                                                     -------------
                    Investment income--net ....................................                        205,681,788
                                                                                                     -------------
==================================================================================================================
Realized &          Realized gain (loss) from:
Unrealized Gain         Investments--net ......................................    783,077,084
(Loss) on               Foreign currency transactions--net ....................       (379,047)        782,698,037
Investments &                                                                      -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:      Investments--net ......................................   (649,351,664)
                        Foreign currency transactions--net ....................        (93,120)       (649,444,784)
                                                                                   -----------       -------------
                    Net Increase in Net Assets Resulting from Operations ......                      $ 338,935,041
                                                                                                     =============
==================================================================================================================

                    See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

Statements of Changes in Net Assets

                                                                                                           For the Year
                                                                                                          Ended March 31,
                                                                                             --------------------------------------
Increase (Decrease) in Net Assets:                                                                  2000                  1999
===================================================================================================================================
Operations:         Investment income--net ............................................      $    205,681,788      $    256,455,669
                    Realized gain on investments and foreign currency transactions--net           782,698,037           415,237,179
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net ............................          (649,444,784)         (873,948,482)
                                                                                             ----------------      ----------------
                    Net increase (decrease) in net assets resulting from operations ...           338,935,041          (202,255,634)
                                                                                             ----------------      ----------------
===================================================================================================================================
Dividends &         Investment income--net:
Distributions to        Class A .......................................................           (89,124,959)         (118,803,106)
Shareholders:           Class B .......................................................           (79,193,140)         (102,818,160)
                        Class C .......................................................            (8,033,279)          (11,137,417)
                        Class D .......................................................           (39,335,920)          (38,623,542)
                    Realized gain on investments--net:
                        Class A .......................................................          (282,403,074)         (129,813,411)
                        Class B .......................................................          (352,157,123)         (188,516,486)
                        Class C .......................................................           (37,729,475)          (18,832,977)
                        Class D .......................................................          (137,036,994)          (45,329,436)
                                                                                             ----------------      ----------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders .....................................        (1,025,013,964)         (653,874,535)
                                                                                             ----------------      ----------------
===================================================================================================================================
Capital Share       Net decrease in net assets derived from capital share transactions         (2,505,092,872)         (528,711,091)
Transactions:                                                                                ----------------      ----------------
===================================================================================================================================
Net Assets:         Total decrease in net assets ......................................        (3,191,171,795)       (1,384,841,260)
                    Beginning of year .................................................        10,502,644,134        11,887,485,394
                                                                                             ----------------      ----------------
                    End of year* ......................................................      $  7,311,472,339      $ 10,502,644,134
                                                                                             ================      ================
===================================================================================================================================
                   *Undistributed investment income--net ..............................      $     47,756,381      $     58,140,938
                                                                                             ================      ================
===================================================================================================================================

                    See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended March 31,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2000+          1999+          1998+         1997+           1996
==================================================================================================================================
Per Share          Net asset value, beginning of year ...   $    35.03     $    37.56     $    31.39     $    30.90     $    27.74
Operating                                                   ----------     ----------     ----------     ----------     ----------
Performance:       Investment income--net ...............          .94           1.00           1.11           1.25           1.21
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................          .62          (1.28)          8.14           2.43           5.41
                                                            ----------     ----------     ----------     ----------     ----------
                   Total from investment operations .....         1.56           (.28)          9.25           3.68           6.62
                                                            ----------     ----------     ----------     ----------     ----------
                   Less dividends and distributions:
                       Investment income--net ...........         (.94)         (1.08)         (1.11)         (1.25)         (1.16)
                       Realized gain on investments--net         (2.99)         (1.17)         (1.97)         (1.94)         (2.30)
                                                            ----------     ----------     ----------     ----------     ----------
                   Total dividends and distributions ....        (3.93)         (2.25)         (3.08)         (3.19)         (3.46)
                                                            ----------     ----------     ----------     ----------     ----------
                   Net asset value, end of year .........   $    32.66     $    35.03     $    37.56     $    31.39     $    30.90
                                                            ==========     ==========     ==========     ==========     ==========
==================================================================================================================================
Total Investment   Based on net asset value per share ...         4.58%          (.68%)        30.71%         12.62%         24.50%
Return:*                                                    ==========     ==========     ==========     ==========     ==========
==================================================================================================================================
Ratios to          Expenses .............................          .56%           .57%           .55%           .55%           .56%
Average                                                     ==========     ==========     ==========     ==========     ==========
Net Assets:        Investment income--net ...............         2.74%          2.86%          3.21%          3.99%          4.09%
                                                            ==========     ==========     ==========     ==========     ==========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands)   $2,721,503     $3,631,440     $4,155,677     $3,291,219     $3,225,758
Data:                                                       ==========     ==========     ==========     ==========     ==========
                   Portfolio turnover ...................           33%            33%            38%            47%            84%
                                                            ==========     ==========     ==========     ==========     ==========
==================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

Financial Highlights (continued)

                                                                                             Class B
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended March 31,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2000+          1999+          1998+         1997+           1996
==================================================================================================================================
Per Share          Net asset value, beginning of year ...   $    34.25     $    36.68     $    30.72     $    30.30     $    27.28
Operating                                                   ----------     ----------     ----------     ----------     ----------
Performance:       Investment income--net ...............          .57            .63            .74            .91            .90
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................          .60          (1.25)          7.96           2.39           5.29
                                                            ----------     ----------     ----------     ----------     ----------
                   Total from investment operations .....         1.17           (.62)          8.70           3.30           6.19
                                                            ----------     ----------     ----------     ----------     ----------
                   Less dividends and distributions:
                       Investment income--net ...........         (.66)          (.64)          (.77)          (.94)          (.87)
                       Realized gain on investments--net         (2.99)         (1.17)         (1.97)         (1.94)         (2.30)
                                                            ----------     ----------     ----------     ----------     ----------
                   Total dividends and distributions ....        (3.65)         (1.81)         (2.74)         (2.88)         (3.17)
                                                            ----------     ----------     ----------     ----------     ----------
                   Net asset value, end of year .........   $    31.77     $    34.25     $    36.68     $    30.72     $    30.30
                                                            ==========     ==========     ==========     ==========     ==========
==================================================================================================================================
Total Investment   Based on net asset value per share ...         3.48%         (1.65%)        29.38%         11.48%         23.22%
Return:*                                                    ==========     ==========     ==========     ==========     ==========
==================================================================================================================================
Ratios to          Expenses .............................         1.58%          1.59%          1.57%          1.57%          1.58%
Average                                                     ==========     ==========     ==========     ==========     ==========
Net Assets:        Investment income--net ...............         1.71%          1.85%          2.19%          2.97%          3.07%
                                                            ==========     ==========     ==========     ==========     ==========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands)   $2,853,699     $4,866,564     $5,938,708     $4,977,431     $5,025,504
Data:                                                       ==========     ==========     ==========     ==========     ==========
                   Portfolio turnover ...................           33%            33%            38%            47%            84%
                                                            ==========     ==========     ==========     ==========     ==========
==================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

Financial Highlights (continued)

                                                                                      Class C
The following per share data and ratios have been derived   ------------------------------------------------------------
from information provided in the financial statements.                      For the Year Ended March 31,
                                                            ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2000+        1999+       1998+         1997+        1996
========================================================================================================================
Per Share          Net asset value, beginning of year ...   $  33.82     $  36.31     $  30.44     $  30.08     $  27.17
Operating                                                   --------     --------     --------     --------     --------
Performance:       Investment income--net ...............        .57          .62          .73          .90          .92
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................        .59        (1.25)        7.89         2.36         5.24
                                                            --------     --------     --------     --------     --------
                   Total from investment operations .....       1.16         (.63)        8.62         3.26         6.16
                                                            --------     --------     --------     --------     --------
                   Less dividends and distributions:
                       Investment income--net ...........       (.63)        (.69)        (.78)        (.96)        (.95)
                       Realized gain on investments--net       (2.99)       (1.17)       (1.97)       (1.94)       (2.30)
                                                            --------     --------     --------     --------     --------
                   Total dividends and distributions ....      (3.62)       (1.86)       (2.75)       (2.90)       (3.25)
                                                            --------     --------     --------     --------     --------
                   Net asset value, end of year .........   $  31.36     $  33.82     $  36.31     $  30.44     $  30.08
                                                            ========     ========     ========     ========     ========
========================================================================================================================
Total Investment   Based on net asset value per share ...       3.50%       (1.70%)      29.40%       11.45%       23.25%
Return:*                                                    ========     ========     ========     ========     ========
========================================================================================================================
Ratios to          Expenses .............................       1.59%        1.59%        1.58%        1.58%        1.59%
Average                                                     ========     ========     ========     ========     ========
Net Assets:        Investment income--net ...............       1.70%        1.83%        2.18%        2.96%        3.08%
                                                            ========     ========     ========     ========     ========
========================================================================================================================
Supplemental       Net assets, end of year (in thousands)   $308,150     $491,234     $512,783     $322,438     $259,131
Data:                                                       ========     ========     ========     ========     ========
                   Portfolio turnover ...................         33%          33%          38%          47%          84%
                                                            ========     ========     ========     ========     ========
========================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                          Class D
The following per share data and ratios have been derived   -----------------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended March 31,
                                                            -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2000+          1999+          1998+         1997+       1996
=============================================================================================================================
Per Share          Net asset value, beginning of year ...   $    34.97     $    37.49     $    31.34     $  30.86    $  27.72
Operating                                                   ----------     ----------     ----------     --------    --------
Performance:       Investment income--net ...............          .86            .91           1.02         1.17        1.16
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ....................          .60          (1.28)          8.14         2.43        5.38
                                                            ----------     ----------     ----------     --------    --------
                   Total from investment operations .....         1.46           (.37)          9.16         3.60        6.54
                                                            ----------     ----------     ----------     --------    --------
                   Less dividends and distributions:
                       Investment income--net ...........         (.86)          (.98)         (1.04)       (1.18)      (1.10)
                       Realized gain on investments--net         (2.99)         (1.17)         (1.97)       (1.94)      (2.30)
                                                            ----------     ----------     ----------     --------    --------
                   Total dividends and distributions ....        (3.85)         (2.15)         (3.01)       (3.12)      (3.40)
                                                            ----------     ----------     ----------     --------    --------
                   Net asset value, end of year .........   $    32.58     $    34.97     $    37.49     $  31.34    $  30.86
                                                            ==========     ==========     ==========     ========    ========
=============================================================================================================================
Total Investment   Based on net asset value per share ...         4.29%          (.92%)        30.40%       12.34%      24.21%
Return:*                                                    ==========     ==========     ==========     ========    ========
=============================================================================================================================
Ratios to          Expenses .............................          .81%           .82%           .80%         .80%        .81%
Average                                                     ==========     ==========     ==========     ========    ========
Net Assets:        Investment income--net ...............         2.50%          2.60%          2.95%        3.75%       3.84%
                                                            ==========     ==========     ==========     ========    ========
=============================================================================================================================
Supplemental       Net assets, end of year (in thousands)   $1,428,120     $1,513,406     $1,280,317     $690,116    $521,599
Data:                                                       ==========     ==========     ==========     ========    ========
                   Portfolio turnover ...................           33%            33%            38%          47%         84%
                                                            ==========     ==========     ==========     ========    ========
=============================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Capital Fund, Inc.                                 March 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization

Merrill Lynch Capital Fund, Inc.                                 March 31, 2000

of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $379,047 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ..............................                 .25%             .75%
Class C ..............................                 .25%             .75%
Class D ..............................                 .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                  MLFD                   MLPF&S
--------------------------------------------------------------------------------
Class A ..............................           $9,755                 $124,357
Class D ..............................           $19,042                $278,507
--------------------------------------------------------------------------------

For the year ended March 31, 2000, MLPF&S received contingent deferred sales charges of $6,595,342 and $134,746 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $17 and $42 relating to transactions subject to front-end sales charge waivers in Class A Shares and Class D Shares, respectively.

In addition, MLPF&S received $704,936 in commissions on the execution of portfolio security transactions for the year ended March 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended March 31, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, received $3,691 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

Merrill Lynch Capital Fund, Inc.                                 March 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2000 were $2,947,466,726 and $6,163,576,341, respectively.

Net realized gains (losses) for the year ended March 31, 2000 and net unrealized gains (losses) as of March 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                           Realized                Unrealized
                                        Gains (Losses)           Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..........        $   783,077,698         $ 1,393,564,619
Short-term investments .........                   (614)                     --
Foreign currency
transactions ...................               (379,047)               (104,065)
                                        ---------------         ---------------
Total ..........................        $   782,698,037         $ 1,393,460,554
                                        ===============         ===============
--------------------------------------------------------------------------------

As of March 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,390,256,700, of which $1,688,101,788 related to appreciated securities and $297,845,088 related to depreciated securities. At March 31, 2000 the aggregate cost of investments for Federal income tax purposes was $5,827,479,329.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $2,505,092,872 and $528,711,091 for the years ended March 31, 2000 and March 31,
1999, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 2000                        Shares              Amount
--------------------------------------------------------------------------------
Shares sold ......................             9,410,973        $   319,522,039
Shares issued to shareholders
in reinvestment of dividends
and distributions ................            10,197,919            339,057,436
                                             -----------        ---------------
Total issued .....................            19,608,892            658,579,475
Shares redeemed ..................           (39,927,027)        (1,335,917,365)
                                             -----------        ---------------
Net decrease .....................           (20,318,135)       $  (677,337,890)
                                             ===========        ===============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 1999                       Shares               Amount
--------------------------------------------------------------------------------
Shares sold ......................            16,782,506        $   585,910,429
Shares issued to shareholders
in reinvestment of dividends
and distributions ................             6,484,241            228,111,225
                                              ----------        ---------------
Total issued .....................            23,266,747            814,021,654
Shares redeemed ..................           (30,254,844)        (1,040,366,870)
                                              ----------        ---------------
Net decrease .....................            (6,988,097)       $  (226,345,216)
                                              ==========        ===============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 2000                       Shares               Amount
--------------------------------------------------------------------------------
Shares sold ......................            10,306,641        $   345,805,812
Shares issued to shareholders
in reinvestment of dividends
and distributions ................            11,308,113            367,985,471
                                              ----------        ---------------
Total issued .....................            21,614,754            713,791,283
Automatic conversion
of shares ........................           (15,428,399)          (513,549,784)
Shares redeemed ..................           (58,471,743)        (1,910,268,273)
                                              ----------        ---------------
Net decrease .....................           (52,285,388)       $(1,710,026,774)
                                             ===========        ===============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the                                              Dollar
Year Ended March 31, 1999                       Shares              Amount
--------------------------------------------------------------------------------
Shares sold ......................            28,293,185        $   968,253,586
Shares issued to shareholders
in reinvestment of dividends
and distributions ................             7,386,447            255,009,750
                                             -----------        ---------------
Total issued .....................            35,679,632          1,223,263,336
Automatic conversion
of shares ........................            (7,978,182)          (270,957,196)
Shares redeemed ..................           (47,481,419)        (1,598,341,212)
                                             -----------        ---------------
Net decrease .....................           (19,779,969)       $  (646,035,072)
                                             ===========        ===============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 2000                         Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................           1,257,880        $  42,153,278
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           1,224,964           39,296,118
                                                ----------        -------------
Total issued .........................           2,482,844           81,449,396
Shares redeemed ......................          (7,180,017)        (231,410,305)
                                                ----------        -------------
Net decrease .........................          (4,697,173)       $(149,960,909)
                                                ==========        =============
--------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

--------------------------------------------------------------------------------
Class C Shares for the                                                Dollar
Year Ended March 31, 1999                         Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..........................           5,475,285        $ 187,992,163
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................             777,031           26,502,658
                                                 ---------        -------------
Total issued .........................           6,252,316          214,494,821
Shares redeemed ......................          (5,852,431)        (193,387,191)
                                                 ---------        -------------
Net increase .........................             399,885        $  21,107,630
                                                 =========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the                                                Dollar
Year Ended March 31, 2000                         Shares              Amount
--------------------------------------------------------------------------------

Shares sold ..........................           7,099,032        $ 242,290,819
Automatic conversion
of shares ............................          15,076,690          513,549,784
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           4,776,286          158,158,231
                                                ----------        -------------
Total issued .........................          26,952,008          913,998,834
Shares redeemed ......................         (26,394,972)        (881,766,133)
                                                ----------        -------------
Net increase .........................             557,036        $  32,232,701
                                                ==========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 1999                         Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..........................          14,328,461        $ 483,227,861
Automatic conversion
of shares ............................           7,815,253          270,957,196
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           2,175,293           76,273,791
                                                ----------        -------------
Total issued .........................          24,319,007          830,458,848
Shares redeemed ......................         (15,193,896)        (507,897,281)
                                                ----------        -------------
Net increase .........................           9,125,111        $ 322,561,567
                                                ==========        =============
--------------------------------------------------------------------------------

5. Organizational Change:

On or about July 1, 2000, the Fund will change its name to Merrill Lynch Balanced Capital Fund, Inc.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Capital Fund, Inc. as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Capital Fund, Inc. as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 11, 2000

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Capital Fund, Inc. during its fiscal year ended March 31, 2000:

====================================================================================================================================
Record               Payable    Domestic Qualifying     Interest from     Domestic Non-Qualifying       Total           Long-Term
 Date                 Date        Ordinary Income    Federal Obligations     Ordinary Income       Ordinary Income    Capital Gains*
====================================================================================================================================
Class A Shares:
====================================================================================================================================
 7/06/99             7/14/99         $.121300             $.082639              $.230566              $.434505          $1.069168
------------------------------------------------------------------------------------------------------------------------------------
12/06/99            12/10/99         $.137101             $.095031              $.272111              $.504243          $1.923317
====================================================================================================================================
Class B Shares:
====================================================================================================================================
 7/06/99             7/14/99         $.095062             $.064763              $.180692              $.340517          $1.069168
------------------------------------------------------------------------------------------------------------------------------------
12/06/99            12/10/99         $.086638             $.060053              $.171955              $.318646          $1.923317
====================================================================================================================================
Class C Shares:
====================================================================================================================================
 7/06/99             7/14/99         $.085798             $.058452              $.163082              $.307332          $1.069168
------------------------------------------------------------------------------------------------------------------------------------
12/06/99            12/10/99         $.087543             $.060680              $.173750              $.321973          $1.923317
====================================================================================================================================
Class D Shares:
====================================================================================================================================
 7/06/99             7/14/99         $.112135             $.076395              $.213145              $.401675          $1.069168
------------------------------------------------------------------------------------------------------------------------------------
12/06/99            12/10/99         $.125283             $.086839              $.248654              $.460776          $1.923317
------------------------------------------------------------------------------------------------------------------------------------

* All long-term capital gains distributions paid by the Fund during the fiscal year are subject to the 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received are exempt from state income tax.

Please retain this information for your records.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

PORTFOLIO INFORMATION (unaudited)

As of March 31, 2000

                                                                    Percent of
Ten Largest Common Stock Holdings                                   Net Assets
Kansas City Southern Industries, Inc. ...........................        3.0%
The Williams Companies, Inc. ....................................        2.7
Telefonaktiebolaget LM Ericsson (ADR) ...........................        2.6
Nextel Communications, Inc. (Class A) ...........................        2.5
The Coastal Corporation .........................................        2.5
Citigroup Inc. ..................................................        2.4
United Technologies Corporation .................................        2.2
Bell Atlantic Corporation .......................................        2.1
Motorola, Inc. ..................................................        2.0
Kimberly-Clark Corporation ......................................        1.9

                                                                     Percent of
Ten Largest Industries                                               Net Assets
Telecommunications ..............................................       10.0%
Natural Gas .....................................................        5.8
Financial Services ..............................................        5.2
Banking .........................................................        5.1
Diversified Companies ...........................................        5.0
Wireless Communication--
  Domestic Paging & Cellular ....................................        4.5
Chemicals .......................................................        4.2
Banking & Financial .............................................        3.5
Insurance .......................................................        3.0
Consumer Products ...............................................        2.8

Geographic Diversification                                           Percent of
As of March 31, 2000                                                 Net Assets
--------------------------------------------------------------------------------
United States                                                           89.3%*
--------------------------------------------------------------------------------
Sweden                                                                   2.6
--------------------------------------------------------------------------------
Switzerland                                                              1.6
--------------------------------------------------------------------------------
Bermuda                                                                  1.5
--------------------------------------------------------------------------------
France                                                                   1.2
--------------------------------------------------------------------------------
Argentina                                                                1.1
--------------------------------------------------------------------------------
Mexico                                                                   0.4
--------------------------------------------------------------------------------
Chile                                                                    0.4
--------------------------------------------------------------------------------
South Korea                                                              0.2
--------------------------------------------------------------------------------
India                                                                    0.2
--------------------------------------------------------------------------------
Bahamas/Cayman Islands                                                   0.2
--------------------------------------------------------------------------------
* Includes investments in short-term securities.

Merrill Lynch Capital Fund, Inc.                                  March 31, 2000

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Kurt Schansinger, Senior Vice President and
  Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

--------------------------------------------------------------------------------
Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Capital Fund, Inc. have recently retired. The Fund's Board of Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10252--3/00

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